Exhibit 10.5
THIRD AMENDMENT TO FORBEARANCE AND AMENDMENT AGREEMENT
     THIS THIRD AMENDMENT TO FORBEARANCE AND AMENDMENT AGREEMENT (this “Third Amendment”) is made as of December 21, 2009, by and among TMR DRILLING CORPORATION, a Texas corporation (the “Borrower”), THE MERIDIAN RESOURCE CORPORATION, a Texas corporation (“Meridian”), THE MERIDIAN RESOURCE & EXPLORATION LLC, a Delaware limited liability company (“TMR Exploration,” and collectively with the Borrower and Meridian, the “CIT Credit Parties”) and THE CIT GROUP/EQUIPMENT FINANCING, INC. (“CIT”), in its capacity as Administrative Agent and Lender under the CIT Credit Agreement (as defined below).
R E C I T A L S:
     WHEREAS, the Borrower and CIT have entered into that certain Credit Agreement dated as of May 2, 2008 (as amended by the CIT Forbearance Agreement (as defined below), the “CIT Credit Agreement”);
     WHEREAS, pursuant to that Guaranty dated as of May 2, 2008, Meridian and TMR Exploration have guaranteed the full and prompt payment of all Obligations of Borrower under the CIT Credit Agreement and the other Loan Documents (as defined in the CIT Credit Agreement);
     WHEREAS, the CIT Credit Parties and CIT have entered into that certain Forbearance and Amendment Agreement dated as of September 3, 2009, as amended by that First Amendment to Forbearance and Amendment Agreement dated as of December 4, 2009, and that Second Amendment to Forbearance and Amendment Agreement dated as of December 14, 2009 (the “CIT Forbearance Agreement”);
     WHEREAS, the Borrower has requested that CIT further extend the Forbearance Period under the CIT Forbearance Agreement, and CIT has agreed to do so under the terms and conditions set forth in this Third Amendment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, each of CIT and the CIT Credit Parties agree as follows:
     1. Definitions. Capitalized terms defined in the Recitals section of this Third Amendment are incorporated herein by this reference and are used herein as so defined. Capitalized terms used and not defined in this Third Amendment (including in the Recitals section of this Third Amendment) shall have the meanings assigned to such terms in the CIT Forbearance Agreement and the CIT Credit Agreement.
     2. Amendment to the CIT Forbearance Agreement. CIT and the CIT Credit Parties agree that clause (i) of Section 2(a) of the CIT Forbearance Agreement is amended and restated in its entirety as follows:
     “(i) 5:00 p.m. (Central Time) on December 28, 2009; or ...”.

     3. Ratifications, Representations and Warranties.
     (a) Ratification of Loan Documents and Liens. Except as expressly modified and superseded by this Third Amendment, the terms and provisions of the CIT Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each CIT Credit Party and CIT agree that the Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each CIT Credit Party further expressly acknowledges and agrees that CIT has a valid, non-avoidable, enforceable and perfected security interest in and lien against each item of Collateral described in the Collateral Documents and that such security interest and lien secures the payment Obligations and the performance of all other Obligations of the CIT Credit Parties under the Loan Documents.
     (b) General Representations and Warranties. Each CIT Credit Party hereby jointly and severally represents and warrants to CIT that (i) the execution, delivery and performance of this Third Amendment has been duly authorized by all requisite organizational action on the part of such CIT Credit Party and will not violate the constituent organizational documents of such CIT Credit Party, contravene any contractual restriction, any law, rule or regulation or court or administrative decree or order binding on or affecting such CIT Credit Party or result in, or require the creation or imposition of any lien, security interest or encumbrance on any of the properties of such CIT Credit Party; (ii) this Third Amendment has been duly executed and delivered by each CIT Credit Party and is the legal, valid and binding obligation of each CIT Credit Party, enforceable in accordance with its terms; (iii) subject to the existence of the Designated Events of Default, the representations and warranties contained in the CIT Credit Agreement and any Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (iv) except for the Designated Events of Default, no Default or Event of Default under the CIT Credit Agreement has occurred and is continuing; (v) except for the Designated Events of Default, such CIT Credit Party is in full compliance with all covenants and agreements contained in the Loan Documents; and (vi) absent the effectiveness of this Third Amendment, CIT is entitled to exercise immediately its rights and remedies under the Loan Documents, including, but not limited to, the right to accelerate the maturity of the Obligations and enforce their rights and remedies under the Collateral Documents.
     (c) Ratification of Guarantees. Each of the Guarantors hereby acknowledges and consents to all of the terms and conditions of this Third Amendment and hereby ratifies and confirms its respective guarantee under the Guaranty dated as of May 2, 2008 (the “Guaranty”) for the benefit of CIT. Each Guarantor hereby represents and acknowledges that the execution and delivery of this Third Amendment shall in no way diminish or modify its obligations as a Guarantor under the Guaranty and shall not constitute a waiver by CIT of any of CIT’s rights against such Guarantor.
     4. Conditions Precedent. This Third Amendment shall become effective upon the date (the “Effective Date”) that CIT has received all of the following:
     (a) An executed copy of this Third Amendment; and

     (b) Evidence satisfactory to CIT that the Bank Group Forbearance Agreement has been extended through December 28, 2009.
     5. Miscellaneous Provisions.
     (a) Survival of Representations and Warranties. All representations, warranties and acknowledgments made in any Loan Document shall survive the execution and delivery of this Third Amendment, and no investigation by CIT or any closing shall affect the representations, warranties or acknowledgments or the right of CIT to rely upon them.
     (b) Effect of This Third Amendment. Except as otherwise expressly stated herein, the CIT Forbearance Agreement, the CIT Credit Agreement and the other Loan Documents remain in full force and effect in accordance with their terms, as amended hereby. From and after the date hereof, the CIT Forbearance Agreement is deemed to be the CIT Forbearance Agreement, as amended hereby, and the parties agree that each of the terms of the CIT Forbearance Agreement will be strictly adhered to on and after the date hereof, except as expressly modified by this Third Amendment.
     (c) Amendments; Interpretation. No amendment or modification of any provision of this Third Amendment shall be effective without the written agreement of CIT and each CIT Credit Party, and no waiver of any provision of this Third Amendment or consent to any departure by any CIT Credit Party therefrom, shall in any event be effective without the written concurrence of CIT. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
     (d) Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument, and all signature pages transmitted by electronic transmission shall be considered as original executed counterparts. Each party to this Third Amendment agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party.
     (e) Further Assurances. Each CIT Credit Party agrees to execute such other and further documents and instruments as CIT may request to implement the provisions of this Third Amendment and to perfect and protect the liens and security interests created by the CIT Credit Agreement and the other Loan Documents.
     (d) Final Agreement. THE CIT CREDIT AGREEMENT, THE CIT FORBEARANCE AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. NONE OF THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR

AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH CIT CREDIT PARTY AND CIT.
     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first written above.

THE CIT CREDIT PARTIES: THE MERIDIAN RESOURCE CORPORATION
By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

TMR DRILLING CORPORATION

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

THE MERIDIAN RESOURCE & EXPLORATION LLC

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

CIT: THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:	/s/ C. Graham Sones
	Name:	C. Graham Sones
	Title:	Director